UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2015

Global Geophysical Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34709 (Commission File Number)	05-0574281 (IRS Employer Identification No.)

13927 South Gessner Road Missouri City, TX (Address of principal executive offices)		77489 (Zip Code)

Registrant's telephone number, including area code:   (713) 972-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

As previously reported, on March 25, 2014, Global Geophysical Services, Inc. (the “Company”) and certain of its subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Texas, Corpus Christi Division (the “Court”).  On November 3, 2014, the Debtors filed with the Court the Second Amended Joint Chapter 11 Plan of Reorganization of Global Geophysical Services, Inc. and its Debtor Affiliates, as Reformed [Docket No. 751] (including all other exhibits and schedules thereto, as amended, supplemented or modified from time to time, the “Plan”).  A copy of the Plan is attached as Exhibit 2.2 to this Current Report on Form 8-K and is incorporated by reference herein.  Capitalized terms used but not defined in this Current Report on Form 8-K shall have the meanings given to them in the Plan.

On February 6, 2015 (the “Confirmation Date”), the Court entered an order [Docket No. 987] (the “Confirmation Order”) confirming the Plan.  A copy of the Confirmation Order is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference herein.

On February 9, 2015 (the “Effective Date”), the Debtors completed their financial restructuring and emerged from Chapter 11 through a series of transactions contemplated by the Plan, and the Plan became effective pursuant to its terms.  The material features of the Plan include, among other things:

•
A reorganization, as contemplated by the Second Amended and Restated Backstop Conversion Commitment Agreement, dated as of October 31, 2014 (the “Backstop Agreement”), by and among the Debtors, GGS Holdings (as defined below) and certain lenders under the DIP Credit Facility (the “Backstop Parties”), pursuant to which, among other things, (i) the Company formed Global Geophysical Services, LLC, a Delaware limited liability company (“GGS Holdings”), as a wholly owned subsidiary and (ii) as of the Effective Date, the Company became a wholly owned subsidiary of GGS Holdings (the “Reorganization”);

•
A rights offering (the “Rights Offering”), which was fully backstopped by the conversion of certain Claims under the DIP Credit Facility as discussed in the immediately following bullet, with respect to GGS Holdings New Common Units, pursuant to which GGS Holdings issued and made available for delivery 804,662 New Common Units to certain Accredited Investors that held Financial Claims and subscribed to the Rights Offering;

•
The conversion of certain Claims under the DIP Credit Facility into GGS Holdings New Common Units and the issuance of New Common Units to the Backstop Parties in satisfaction of the Commitment Premium under the Backstop Agreement;

•	The termination, on the Effective Date, of the DIP Credit Facility, and the release of liens, security interests and guaranties related thereto;

•	The execution of the Exit Credit Facilities (including the First Lien Credit Agreement and the Second Lien Credit Agreement) as of the Effective Date, as discussed more fully below;

•	The cancellation of Class 4A and Class 4B Financial Claims on the Effective Date, with the holders thereof receiving their pro rata portion of 1,195,158 New Common Units and 1,111,111 Warrants;

•	The provision of a cash distribution equal to $3.25 million to holders of Trade Claims;

•	The implementation and administration of the New Emergence MIP, which will occur after the Effective Date; and

•	The cancellation of all existing equity interests in the Company, both common and preferred, on the Effective Date, with the holders thereof receiving no distribution with respect thereto.

The foregoing is a summary of the material matters that occurred either pursuant to or in connection with the confirmation, implementation and effectiveness of the Plan.  This summary only highlights certain of the substantive provisions of the Plan and is not intended to be a complete description of, or a substitute for a full and complete reading of, the Plan.  This summary is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached hereto as Exhibit 2.2.

The Plan shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not otherwise subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such a filing.  The Plan may not contain information suitable for making an investment decision with respect to securities of the Company.

Item 1.01	Entry into a Material Definitive Agreement

Exit Credit Agreements

On February 9, 2015, the Company and certain of its affiliates entered into Exit Credit Facilities in accordance with the Plan, including (i) a First Lien Credit Agreement (the “First Lien Credit Agreement”) by and among the Company, GGS Holdings and all domestic subsidiaries thereof and certain foreign subsidiaries thereof, as guarantors, Morgan Stanley Senior Funding, Inc., as lender, and Wilmington Savings Fund Society, FSB, as administrative agent and collateral agent, which includes a revolving credit facility providing for revolving loans in an aggregate principal amount of up to $25,000,000 and a term loan facility providing for term loans in an aggregate principal amount of $60,000,000, and (ii) a Second Lien Credit Agreement (the “Second Lien Credit Agreement,” and together with the First Lien Credit Agreement, the “Exit Credit Agreements”), by and among the Company, GGS Holdings and all domestic subsidiaries thereof and certain foreign subsidiaries thereof, as guarantors, the holders of DIP Loan Claims, as lenders, and Wilmington Trust, National Association, as administrative agent and collateral agent, providing for a term loan facility in an aggregate principal amount of approximately $32,100,000.  The Exit Credit Agreements were entered into for the purposes of (i) consummating the Plan in accordance with its terms, (ii) funding certain fees and expenses associated with the financing and consummation of the Plan, (iii) refinancing the DIP Credit Facility and (iv) providing working capital and funding other general corporate purposes of the Company.

Under the First Lien Credit Agreement, the term loan will accrue interest at a rate equal to 12.5% per annum and revolving loans will accrue interest at a rate equal to, for any day, 9% per annum with respect to any outstanding revolving loans and 0.75% per annum with respect to any undrawn amounts available under the revolving credit facility.  The First Lien Credit Agreement will mature 24 months from the Effective Date, with a one-time option for the Company to extend the maturity date by up to an additional three months, subject to payment of an extension fee and satisfaction of certain other requirements.  The obligations under the First Lien Credit Agreement are secured by a security interest granted to the lenders in substantially all of the assets of the Company and the guarantors.  The First Lien Credit Agreement contains customary affirmative and negative covenants, as well as customary events of default, subject to customary cure periods for certain events of default.  A fee equal to 3.0% of the total facility size was paid in cash on the Effective Date and a fee of 3.0% of the total facility size is payable in cash upon repayment.

Under the Second Lien Credit Agreement, term loans will accrue interest at a rate equal to 15.5% per annum, payable in kind.  The Second Lien Credit Agreement will mature 30 months from the Effective Date.  The obligations under the Second Lien Credit Agreement are secured by a perfected second lien security interest in all of the assets securing the First Lien Credit Agreement, subject to the terms and conditions of an intercreditor agreement with the agent under the First Lien Credit Agreement.  The Second Lien Credit Agreement contains customary affirmative and negative covenants, as well as customary events of default, subject to customary cure periods for certain defaults and set-offs to the covenants and events of default in the First Lien Credit Agreement. A commitment premium equal to $1.2 million was added to the aggregate principal amount of the obligations under the Second Lien Credit Agreement.

The foregoing summary is qualified in its entirety by reference to the forms of the First Lien Credit Agreement and the Second Lien Credit Agreement, which are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Warrant Agreement

On the Effective Date, GGS Holdings entered in that certain Warrant Agreement, dated as of February 9, 2015, by and among Computershare Inc. and Computershare Trust Company, N.A., as warrant agent, and GGS Holdings.  Pursuant to the Warrant Agreement, GGS Holdings will issue warrants that will entitle holders of Financial Claims to purchase up to 1,111,111 New Common Units of GGS Holdings, subject to the terms and conditions of the Warrant Agreement.

Item 1.02	Termination of a Material Definitive Agreement

As previously disclosed, on April 14, 2014, the Company, as borrower, and certain subsidiaries of the Company, as guarantors, entered into a Financing Agreement (as amended from time to time, the “DIP Credit Facility”) with the lenders from time to time party thereto, and Wilmington Trust, National Association, as administrative agent for the lenders and as collateral agent.  In accordance with the Plan, on the Effective Date, the DIP Credit Facility was terminated, the liens, security interests and guaranties related thereto were terminated, released and discharged, and the Term A Loans and Term B Loans (as defined therein) were fully satisfied and discharged in connection with the entry into the Second Lien Credit Agreement and the conversion of certain Claims into New Common Units pursuant to the Backstop Agreement.

Item 1.03	Bankruptcy or Receivership

On February 6, 2015, the Court entered the Confirmation Order confirming the Plan.  Copies of the Confirmation Order and the Plan are attached hereto as Exhibits 2.1 and 2.2, respectively, and are incorporated by reference herein.  The disclosure contained in the Explanatory Note with respect to the Plan is also incorporated by reference into this Item 1.03.

On the Effective Date, the Debtors completed their financial restructuring and emerged from Chapter 11 through a series of transactions contemplated by the Plan, including the issuance of 9,909,000 New Common Units and 1,111,111 Warrants by GGS Holdings on the Effective Date, and the Plan became effective pursuant to its terms.

In accordance with the Plan, (i) all existing equity interests in the Company, both common and preferred, were cancelled and extinguished on the Effective Date, with the holders thereof receiving no distribution with respect thereto, (ii) the Company issued 1,000 shares of New Common Stock to GGS Holdings and became a wholly owned subsidiary of GGS Holdings pursuant to the Reorganization, (iii) holders of Financial Claims will receive 1,195,158 New Common Units and 1,111,111 Warrants issued by GGS Holdings, (iv) GGS Holdings issued 804,662 New Common Units to subscribing Eligible Participants pursuant to the Rights Offering and (v) GGS Holdings issued New Common Units to the Backstop Parties in connection with the conversion of certain Claims under the DIP Credit Facility and the related commitment fee under and pursuant to the Backstop Agreement.

Information as to the assets and liabilities of the Company and the other Debtors as of December 31, 2014 is included in the Monthly Operating Report filed with the Court and filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 28, 2015 and is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 above with respect to the Exit Credit Agreements is hereby incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities

In connection with the consummation of the Plan and as part of the Reorganization, the Company issued 1,000 shares of New Common Stock to GGS Holdings and became a wholly owned subsidiary of GGS Holdings.  In accordance with the Plan, the New Common Stock was issued in reliance upon the exemption set forth in Section 4(a)(2) of the Securities Act.

Item 5.01	Changes in Control of Registrant

On the Effective Date, the Company became a wholly owned subsidiary of GGS Holdings. The disclosure contained in the Explanatory Note and Item 1.03 with respect to the cancellation of the Company’s previously outstanding common and preferred stock, the Reorganization and the issuance of the New Common Stock to GGS Holdings is incorporated by reference into this Item 5.01.  In addition, the disclosure contained in Item 5.02 concerning the change in the directors of Reorganized GGS as of the Effective Date is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As of the Effective Date, as provided in the Plan, the members of the Company’s board of directors prior to the Effective Date (other than Richard C. White) ceased to be directors of Reorganized GGS.  The initial members of our new board of directors will be appointed by GGS Holdings in accordance with the Backstop Agreement, Plan and Confirmation Order.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K and the exhibits hereto may contain forward-looking statements.  Actual results may differ materially from the results suggested by these forward-looking statements.  Readers are referred to the documents filed by the Company with the Commission which further identify the important risk factors that could cause actual results to differ materially from the forward-looking statements in this Current Report on Form 8-K and the exhibits hereto.  The Company disclaims any obligations to update any forward-looking statements.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

2.1
Findings of Fact, Conclusions of Law and Order Confirming Second Amended Joint Chapter 11 Plan of Reorganization of Global Geophysical Services, Inc. and its Debtor Affiliates, as Reformed [Docket No. 987], as confirmed by the United States Bankruptcy Court for the Southern District of Texas, Corpus Christi Division, on February 6, 2015.

2.2
Second Amended Joint Chapter 11 Plan of Reorganization of Global Geophysical Services, Inc. and its Debtor Affiliates, as Reformed [Docket No. 751], as filed with the  United States Bankruptcy Court for the Southern District of Texas, Corpus Christi Division, on November 3, 2014.

10.1	Form of First Lien Credit Agreement.

10.2	Form of Second Lien Credit Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Geophysical Services, Inc.

Dated: February 9, 2015	/s/ SEAN M. GORE
Sean M. Gore
Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1
Findings of Fact, Conclusions of Law and Order Confirming Second Amended Joint Chapter 11 Plan of Reorganization of Global Geophysical Services, Inc. and its Debtor Affiliates, as Reformed [Docket No. 987], as confirmed by the United States Bankruptcy Court for the Southern District of Texas, Corpus Christi Division, on February 6, 2015.

2.2
Second Amended Joint Chapter 11 Plan of Reorganization of Global Geophysical Services, Inc. and its Debtor Affiliates, as Reformed [Docket No. 751], as filed with the United States Bankruptcy Court for the Southern District of Texas, Corpus Christi Division, on November 3, 2014.

10.1	Form of First Lien Credit Agreement.

10.2	Form of Second Lien Credit Agreement.